Long-term investments	12 Months Ended
Dec. 31, 2025
Equity Method Investments and Joint Ventures [Abstract]
Long-term investments
10.
Long-term investments

The following table sets forth a breakdown of the long-term investments held by the Group as of December 31, 2024 and 2025:

	As of December 31,
	2024	2025
	(in US$ thousands)
Long-term bank deposits	$35,500	$160,001
Equity investments without readily determinable fair value (1)	34,479	23,037
Financial products issued by banks	61,400	—
Equity method investments	6,231	6,145
Total	$137,610	$189,183
(1)
In June 2025, the Group disposed two wholly-owned subsidiaries holding certain equity investments and prepayment for the long-term investment to a third party with total consideration of US$7.3 million and immaterial gain or loss.

Long-term bank deposits

As of December 31, 2025, the Group had US$160.0 million time deposits for which the Group has the intent and ability to hold to maturity with due date over one year and were stated at amortized cost. The deposits are with major reputable financial institutions which the Group believes that there is no significant credit risk.

Equity investments without readily determinable fair value

As of December 31, 2025, the Group’s equity investments without readily determinable fair value primarily consist of small, non-controlling investments in companies for which the Group has equity ownership with preferential rights but cannot exert significant influence. In accordance with ASC 321, the Group elected to use the measurement alternative to measure such investments at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for identical or similar investments of the same issuer, if any. For those equity investments having observable price changes in orderly transactions for the identical or similar investments of the same issuers, the Group would disclose the fair value of the alternative measure method investments. The initial cost value of equity securities without readily determinable fair values were US$51.7 million and US$26.0 million as of December 31, 2024 and 2025, respectively. There was no re-measurement gain or loss being recognized in connection with equity investments accounted for using the measurement alternative for the years ended December 31, 2024 and 2025. There were nil and US$2.5 million impairment recorded on these investments for the years ended December 31, 2024 and 2025, respectively, primarily due to business deterioration of certain investees as a result of macroeconomic changes..

Financial products issued by banks

As of December 31, 2024, the Company had US$61.4 million financial products issued by banks with original maturities over one year. The weighted average maturities period was 1.7 years. The products contain a minimum guaranteed interest rate and a floating but capped interest rate with original maturities over one year. The Company measures the carrying amount of investments based on the principal amount plus the minimum guaranteed interest rate published by these banks. The Company early redeemed US$6.4 million of the financial products during the year ended December 31, 2025 and the remaining balance of US$55.0 million was reclassified to short-term financial products issued by banks given its maturity date is within a year as of December 31, 2025.

Equity method investments

The Group’s equity method investments are in limited partnership funds as a limited partner and in investee under common control. The Group’s proportionate share of equity investee’s net loss for the years ended December 31, 2023, 2024 and 2025 were US$31.6 thousand, US$3.5 million and US$31.7 thousand, respectively, being recorded in equity in loss of affiliates.